Fees Summary	Nov. 14, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 514,315,000
Previously Paid Amount	0
Total Fee Amount	78,741.63
Total Offset Amount	0
Net Fee	$ 78,741.63